Exhibit 99.2

NUMBER SIX SOFTWARE, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET

September 30, 2007

Assets
Current Assets
Cash and cash equivalents	$416,749
Accounts receivable, net	8,708,375
Prepaid expenses and other current assets	2,362,088

Total Current Assets	11,487,212

Property and equipment, net	576,527
Goodwill	5,856,271
Intangible assets, net	36,338
Other assets	23,914

Total Assets	$17,980,262

Liabilities, Redeemable Preferred Stock and Deficiency in Stockholders’ Equity
Notes payable—line of credit	$4,429,880
Notes payable and capital leases, current portion	641,552
Accounts payable and accrued expenses	1,747,305
Accrued salaries and related liabilities	465,476
Accrued leave benefits	458,379
Accrued income taxes payable	881,688
Deferred income taxes	241,500
Other current liabilities	362,962
Total Current Liabilities	9,228,742

Notes payable	626,041
Deferred income taxes, net of current portion	95,400

Total Liabilities	9,950,183

Commitments and Contingencies	—

Redeemable Preferred Stock
Series A preferred stock	12,646,033
Series B preferred stock	3,992,286

Deficiency in Stockholders’ Equity
Common stock	38,655
Treasury stock	(1,715,030)
Accumulated deficit	(6,931,865)

Total Deficiency in Stockholders’ Equity	(8,030,079)

Total Liabilities, Redeemable Preferred Stock and Deficiency in Stockholders’ Equity	$17,980,262

The accompanying notes are an integral part of these consolidated financial statements.

NUMBER SIX SOFTWARE, INC.

UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS

	Nine Months Ended	Nine Months Ended
	September 30, 2007	September 30, 2006

Services revenue	$25,124,289	$21,816,153

Operating costs and expenses
Cost of services	18,737,562	16,413,162
Selling, general and administrative	4,006,363	3,486,632

Total operating costs and expenses	22,743,925	19,899,794

Income from operations	2,380,364	1,916,359

Other income (expense)
Interest income (expense) net	(323,233)	(246,784)
Other income	2,042,502	—

Net income before provision for income taxes	4,099,633	1,669,575

Provision for income taxes	1,697,937	676,177

Net income	2,401,696	993,398

Less: preferred stock dividends and accretion	—	(3,784,861)

Net income (loss) attributable to common stockholders	$2,401,696	$(2,791,463)

The accompanying notes are an integral part of these consolidated financial statements.

NUMBER SIX SOFTWARE, INC.

UNAUDITED CONSOLIDATED STATEMENT OF CASH FLOWS

	Nine Months Ended	Nine Months Ended
	September 30, 2007	September 30, 2006
Cash flows from operating activities
Net income	$2,401,696	$993,398
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	310,612	260,000
(Gain) loss on sale of property	(2,094)	2,909
Bad debt and other expense	10,276	5,182
Changes in assets and liabilities
Accounts receivable	(2,292,082)	(540,194)
Prepaid expenses and other current assets	(2,935,510)	(425,972)
Accounts payable and accrued expenses	789,709	370,212
Accrued salaries and related liabilities	76,654	159,735
Deferred revenue	49,522	—
Accrued income taxes payable	1,074,388	675,473

Net cash (used in) provided by operating activities	(516,829)	1,500,743

Cash flows from investing activities
Purchases of property and equipment	(272,584)	(156,668)
Proceeds from sale of property and equipment	10,000	9,000
Earn-out payments from the acquisition of businesses	—	(558,496)
Cash repayments of loans receivable	—	120,656

Net cash used in investing activities	(262,584)	(585,508)

Cash flows from financing activities
Net borrowings (payments) on line of credit	2,109,448	(400,570)
Payments on notes payable	(1,509,951)	(513,828)
Payments on capital leases	(62,984)	(84,858)
Proceeds from sale of common stock	184,709	72,358
Acquisition of treasury stock	(100,000)	(699)
Proceeds from note payable	—	250,000

Net cash provided by (used in) financing activities	621,222	(677,597)

Net change in cash and cash equivalents	(158,191)	237,639

Cash and cash equivalents at beginning of period	574,940	206,160

Cash and cash equivalents at end of period	$416,749	$443,798

Supplemental information

Interest paid	$352,656	$342,459
Income taxes paid	$775,326	$377,180
Acquisition of property and equipment under capital leases	$—	$12,987
Stock issued for the acquisition of businesses	$—	$187,763

The accompanying notes are an integral part of these consolidated financial statements.

NUMBER SIX SOFTWARE, INC.

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NINE MONTHS ENDED SEPTEMBER 30, 2007 AND 2006

1.      BASIS OF PRESENTATION OF UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited condensed consolidated financial statements include the accounts of Number Six Software, Inc. (the Company) and its subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. Therefore, these interim financial statements should be read in conjunction with the audited consolidated financial statements and related notes to the financial statements of Number Six Software, Inc. and subsidiaries for the year ended December 31, 2006 included elsewhere in this Form 8-K/A. In the opinion of management, all adjustments, consisting of normal and recurring adjustments, necessary to present fairly the combined financial position and combined results of operations and cash flows for the interim periods have been presented herein. The combined results of operations for the interim periods presented are not necessarily indicative of the results to be expected for the full year.

2.      RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—An Interpretation of FASB Statement No. 109” (“FIN 48”), regarding accounting for, and disclosure of, uncertain tax positions. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, “Accounting for Income Taxes.” FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. FIN 48 was not required to be adopted by the Company prior to the acquisition by ATS Corporation. As such, management of ATS Corporation is currently evaluating the impact of the adoption of this standard.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements (“SFAS No. 157”). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. Specifically, this Statement sets forth a definition of fair value, and establishes a hierarchy prioritizing the inputs to valuation techniques, giving the highest priority to quoted prices in active markets for identical assets and liabilities and the lowest priority to unobservable inputs. The provisions of SFAS No. 157 are generally required to be applied on a prospective basis, except to certain financial instruments accounted for under SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, for which the provisions of SFAS No. 157 should be applied retrospectively. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Company is evaluating the effect, if any, on its consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities — Including an amendment of FASB Statement No. 115 (“SFAS No. 159”). SFAS No. 159 permits an entity, at specified election dates, to choose to measure certain financial instruments and other items at fair value. The objective of SFAS No. 159 is to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS No. 159 is effective for accounting periods beginning after November 15, 2007.  The Company is currently assessing the impact of adopting SFAS No. 159 on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141 (Revised), “Business Combinations” (SFAS No. 141(R)). SFAS No. 141(R) establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any non-controlling interest in the acquiree. The Statement also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination. SFAS No. 141(R) is effective for fiscal years beginning after December 13, 2008. The Company is currently assessing the impact of SFAS No. 141(R) on its consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements-an amendment of ARB No. 51” (SFAS No. 160). SFAS No. 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS No. 160 is effective for fiscal years beginning after December 5, 2008. The Company is currently assessing the impact of SFAS No. 160 on its consolidated financial statements.

3.      SUBSEQUENT EVENT

On November 9, 2007, all of the issued and outstanding capital stock of the Company was sold to ATS Corporation in a transaction valued at approximately $35 million.